UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021

IMMUNE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bridge Plaza North, Suite 270, Fort Lee, NJ	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	IMNPQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 12, 2021, Adeel Ahmed-Daudpota, age 34, has been appointed as the President and Interim Chief Executive Officer of the Immune Pharmaceuticals to fill the vacancy that resulted from the company entering into chapter 7.

Mr. Ahmed-Daudpota is an investment banker, predominantly specializing in M&A, restructurings, and Special Situations. In connection with his appointment to the board of Immune Pharmaceuticals as Interim CEO, Mr Daudpota’s role Will entail providing the company’s shareholders options to continue trading and for identifying and merging with another viable pharmaceutical business.

The appointment as such carries no compensation and does not cover any expenses. This is subject to change post-merger.

The proposed merger is intended to protect existing shareholder interest and provide a private pharmaceutical company a public company and large shareholder base to raise additional capital.

Item 8.01.	Other Events

Mr Daudpota effective immediately upon appointment shall be responsible for updating the company’s filings to bring the company up to date with its regulatory requirements, In addition Mr. Daudpota is responsible for providing a viable merger candidate and overseeing the merger with a new entity.

Mr Daudpota hereby notifies the market that a merger is expected to take place within the coming weeks that will ensure the common stock holders will be protected from discontinuation of trading or loss of public equity.

Mr Daudpota has secured the full support of United General LTD a UK investment firm and liquidity provider, Where he also he holds a board position.

The proposed merger plan will separate the Immune Pharmaceuticals LLC (In chapter 7) into the surviving entity that will not be subject to chapter 7 bankruptcy.

Holders of common stock under this structure will retain a shareholding in the surviving public company and will be afforded as such shareholder rights in the new operating pharmaceutical company post-merger.

Upon completion of the merger, we will appoint a new board and apply to have the bankruptcy status lifted from Finra.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

By:	/s/ Adeel Ahmed-Daudpota
Name:	Adeel Ahmed-Daudpota
Title:	President and Interim Chief Executive Officer

Date: April 12, 2021

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